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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): October 18, 2006


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


       MARYLAND                     0-16421                   52-1518642
    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)

              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (410) 277-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              ---------------------------------------------------------
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
              --------------------------------------------

         On October 24, 2006, the Board of Directors of Provident Bankshares Corporation announced that, upon the recommendation of the Corporate Governance Committee, James G. Davis, Jr. has been elected to the Company's Board of Directors, effective October 18, 2006. Mr. Davis is expected to serve on the Board's Corporate Governance Committee. Mr. Davis will receive the customary fees, stock option grant and annual retainer for his service on the Company's Board of Directors and the committees thereof. Mr. Davis will also be eligible to participate in the directors' deferred compensation plan and the Non-Employee Directors' Severance Plan. A copy of the press release announcing Mr. Davis' election to the Board is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND OTHER EXHIBITS
              ---------------------------------------

        (a)   Financial Statements of Businesses Acquired:  Not applicable

        (b)   Pro Forma Financial Information:  Not applicable

        (c)   Shell Company Transactions: Not applicable

        (d)   Exhibits

              Number            Description
              ------            -----------

              Exhibit 99.1      Press Release dated October 24, 2006





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PROVIDENT BANKSHARES CORPORATION



                                     /s/ Robert L. Davis
                                     -----------------------------------
                                     Robert L. Davis
                                     General Counsel


Date:  October 24, 2006